NEWS RELEASE ©2022 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Arista E. Joyner Manager Financial Communications T – (412) 433-3994 E –aejoyner@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Record Second Quarter 2022 Guidance PITTSBURGH, June 16, 2022 – United States Steel Corporation (NYSE: X) today provided second quarter 2022 guidance. Second quarter 2022 adjusted EBITDA is expected to be approximately $1.6 billion, a new all-time best second quarter performance. Second quarter 2022 adjusted net earnings per diluted share is expected to be in the range of $3.83 to $3.88. “We expect to continue delivering record performance in the second quarter, with each business segment meaningfully contributing to profitability,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “Our broad end market exposure keeps our business resilient with demand across a diverse customer base, including the resurging energy market. Our focus on strategic end markets and the continued realization of significantly increased fixed price contracts is again expected to generate another quarter of record performance.” Commenting on the Company’s capital allocation strategy, Burritt continued, “Our balance sheet remains strong with an overfunded pension plan and no significant debt maturities until 2029. Our strategic projects are pre-funded, with a current cash position approaching $3 billion, and we accelerated our stock buybacks in the second quarter. We continue to invest in the business with high confidence and are well-positioned to execute on our Best for All® strategy and capital allocation framework.”

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Stockholder Returns Update Quarter to date, the Company repurchased approximately $320 million of common stock. As of June 16, 2022, there is approximately $210 million remaining under the Company’s $800 million stock buyback authorization. Second Quarter Adjusted EBITDA Commentary The Flat-rolled segment’s adjusted EBITDA is expected to be meaningfully higher than the first quarter. Increased demand across our diverse customer base is expected to result in higher shipment volumes. Additionally, the absence of seasonal mining headwinds that occur each year in the first quarter is expected to be an additional tailwind. The Mini Mill segment is expected to deliver adjusted EBITDA similar to the first quarter’s strong performance. Increased order activity is expected to be offset by lower average selling prices and elevated metallics costs. The European segment’s adjusted EBITDA is expected to improve on the first quarter’s performance. Higher raw material costs resulting from the war in Ukraine are expected to be more than offset by higher steel selling prices in the region. We expect to continue to operate in-line with customer demand as we closely manage through the volatile geopolitical situation. The Tubular segment’s adjusted EBITDA is expected to increase on similar volumes compared to the first quarter. Higher selling prices are expected to continue to flow through the segment’s average selling price. The resurgence in the energy markets is fueling demand for seamless pipe from our Fairfield Tubular operations and the segment’s proprietary connections.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” "plan," "goal," "future," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021. and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 2Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 945 Estimated income tax provision 275 Estimated net interest and other financial costs (income) (10) Estimated depreciation, depletion, and amortization 190 Projected EBITDA included in guidance $ 1,400 Estimated second quarter adjustments 200 Projected adjusted EBITDA included in guidance $ 1,600 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance 2Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 945 Estimated second quarter adjustments 155 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 1,100 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance 2Q 2022 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 3.31 Estimated second quarter adjustments 0.54 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 3.85

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ###

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2022-022 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.